INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 33-54783 and No. 33-54789 of Gottschalks Inc. on Form S-8 of our report dated
February 24, 1998, appearing in this Annual Report on
Form 10-K of Gottschalks Inc. for the year ended
January 31, 1998.

DELOITTE & TOUCHE LLP/s/


Fresno, California
March 18, 1998